UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2005

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155

(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road, Livermore, CA	94551

(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     FormFactor, Inc., a Delaware corporation, has entered into Amendment No. 2 to that certain Authorized International Distributor Agreement dated June 1, 2000 by and between FormFactor and Spirox Corporation, as amended (the “Distributor Agreement”). Amendment No. 2 updates the Distributor Compensation Matrix set forth in the Distributor Agreement as of May 1, 2005. FormFactor entered into Amendment No. 2 on June 8, 2005, and Spirox Corporation entered into such amendment on June 25, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005	FORMFACTOR, INC.
	By:	/s/ STUART LOWELL MERKADEAU
Stuart Lowell Merkadeau
Senior Vice President, General Counsel and Secretary